                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 6, 2000

Bryan Steamer, Cole, Crow-Elkhart, Davis, Elgin, Ford, Haynes, Marmon,
McFarlan, McGill, Morris-London, Pilot, Premier, ReVere, and Star were among the names of automobiles being produced at the beginning of the Philadelphia Fund in 1923, and these names were only from the state of Indiana! In the year 2100 there will be a list of forgotten Internet companies having the same degree of recognition as these automobiles do today.

Waves of speculation pushing prices of Internet stocks to stratospheric heights will not last forever. The Internet is a revolutionary tool changing the way businesses function. Exactly how business will be transformed is uncertain, but some investors have decided it will be pervasive and without losers. Euphoria pushing Internet issues to dizzying heights has drawn biotechnology stocks into the party atmosphere to the delight of their investors.

1999 was a very strange year with technology stocks becoming almost the only game in town. The result is a split personality in the stock market. The technology sector of the S & P 500 Index was up a whopping 73%, as investors threw fundamentals out the window. The only other sector to outperform the S & P 500 index was capital goods. Though more stocks fell than rose last year, investors seemed hypnotized by the daily flight of the latest Internet stock's initial public offering.

This unusual market situation has presented us with an excellent opportunity to accumulate a number of valuable stocks at prices which we consider bargains.

New positions initiated in the second half of fiscal 1999 include Sara Lee, a brand name marketer; Annixter International, an electronic components purveyor; Maytag, the household appliances manufacturer; Washington Mutual, the largest thrift in the United States; Columbia/HCA Healthcare, the hospital company; Deluxe Corporation, the check printers; Fleetwood, a recreational vehicle producer; Brunswick, a sports and recreation company; Alterra Corporation, a producer of integrated circuits and software; Corn Products, a basic foods company; and General Motors, the world's largest automobile manufacturer. We believe these offer well positioned companies at very reasonable prices.

Your fund paid a long-term capital gain of 77 cents per share. It is our practice to take gains when a company has fulfilled our expectations. This was the situation with Golden State Bancorp, SBC Communications and Ball Corporation. On occasion a stock may be sold to bring the proportion of the holding into better balance with the rest of the portfolio. This is why 5,000 shares of American International Group, 10,000 shares of Comcast, and 80,000 shares of Cox Communication were sold during the period.

Some stocks are simply disappointing which was the case with IMC Global, Ryder Systems, Dole Foods, United Healthcare, and they were sold for that reason.

Value stocks have under-performed the Standard & Poor's 500 Industrial stocks index for the last six years. In the past such rotation of favor has been good for value stocks ultimately, and we hope the year 2000 will see superior performance for value investing.

A new millennium has begun. We look back with wonder at the incredible advances of humanity, and believe future generations will look upon this time as an exceptional period of progress.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President


Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's 500 Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX*
11/30/89      $10,000.00     $10,000.00
11/30/90      $ 8,685.74     $ 9,649.82
11/30/91      $ 9,006.48     $11,610.42
11/30/92      $10,982.90     $13,752.47
11/30/93      $13,004.84     $15,138.61
11/30/94      $12,071.80     $15,299.35
11/30/95      $15,280.30     $20,950.30
11/30/96      $17,731.97     $26,790.81
11/30/97      $22,630.33     $34,424.01
11/30/98      $25,416.28     $42,563.19
11/30/99      $26,930.51     $51,457.11

Average Annual Total Returns as of 11/30/99

       1 Year    5 Years   10 Years
       ------    -------   --------
        5.96%     17.41%    10.41%



The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance.

* The Standard & Poors' 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1999

Shares                                                               Value
-------                                                          -------------
                                COMMON STOCKS - 84.7 %

                                  APPLIANCES - 3.0 %
 70,000   Maytag Corp.......................................     $   3,338,125
                                                                 -------------
                                  AUTOMOTIVE - 3.9 %
 60,000   General Motors Corp...............................         4,320,000
                                                                 -------------
                                    BANKS - 10.9 %
140,000   National City Corp...............................          3,491,250
115,000   PNC Bank Corp....................................          6,411,250
 70,000   Washington Mutual Inc............................          2,030,000
                                                                 -------------
                                                                    11,932,500
                                                                 -------------
                                  CABLE TV - 12.1 %
210,000  *Comcast Corp. Special Class "A"..................          9,489,375
 80,000  *Cox Communications Inc. Class "A"................          3,760,000
                                                                 -------------
                                                                    13,249,375                     -------------
                             COMMERCIAL SERVICES - 1.7 %
 70,000   Deluxe Corp......................................          1,833,125
                                                                 -------------
                               COMMUNICATIONS - 4.7 %
100,000   SBC Communications Inc...........................          5,193,750
                                                                 -------------
                              CONSUMER PRODUCTS - 2.2 %
100,000   Sara Lee Corp....................................          2,425,000
                                                                 -------------
                                 ELECTRONICS - 4.0 %
215,000  *Anixter International Inc........................          4,380,625
                                                                 -------------
	                       FINANCIAL SERVICES - 15.5 %
 20,000   American Express Co..............................          3,026,250
110,000   Federal National Mortgage Association............          7,328,750
135,000   SLM Holding Corp.................................          6,690,938
                                                                 -------------
                                                                    17,045,938
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                                    FOOD - 4.7%
165,000   Corn Products International......................      $   5,176,875
                                                                 -------------
                                FOOD-RETAIL - 1.0%
 95,000   Ingles Markets, Inc.  Class "A" .................          1,116,250
                                                                 -------------
                           HEALTH CARE PROVIDER - 1.7 %
 70,000   Columbia/HCA Healthcare Corp.....................          1,907,500
                                                                 -------------
                           HORTICULTURE PRODUCTS - 2.8 %
 75,000  *Scott Company Class "A"..........................          3,014,062
                                                                 -------------
                                 INSURANCE - 4.2 %
 45,000   American International Group Inc.................          4,646,250
                                                                 -------------
                            MANUFACTURED HOUSING - 0.8 %
 40,000   Fleetwood Enterprises............................            840,000
                                                                 -------------
                                PUBLISHING - 3.2 %
 20,000   Time Warner Inc..................................          1,233,750
  4,000   Washington Post Co. Class "B"....................          2,286,000
                                                                 -------------
                                                                     3,519,750
                                                                 -------------
                                RECREATION - 1.4 %
 70,000   Brunswick Corp.  ................................          1,526,875
                                                                 -------------
                              SEMICONDUCTORS - 6.9 %
140,000  *Altera Corp......................................          7,542,500
                                                                 -------------
          Total Value of Common Stocks (cost $58,950,943)..         93,008,500
                                                                 -------------

                            PHILADELPHIA FUND, INC.

Principal
Amount                                                               Value
-------                                                          -------------
                          U.S. GOVERNMENT OBLIGATIONS - 5.9 %
$5,000M   U.S. Treasury Bond,
          13 3/4% due 08/15/04(cost $6,129,626)..............    $   6,500,000
                                                                 -------------
                           SHORT-TERM CORPORATE NOTES - 8.8 %
          American Express Corp.,
 1,300M   5.465%, due 12/06/1999.............................        1,300,000
          Associates Corp,
 2,200M   5.434%, due 1/03/2000..............................        2,200,000
          CIT Financial Corp,
 3,900M   5.303%, due 12/02/1999.............................        3,900,000
          General Electric Capital Corp.,
 2,200M   5.489%, due 12/27/1999.............................        2,200,000
                                                                 -------------
          Total Value of Short-Term Corporate Notes
            (cost $9,600,000)................................        9,600,000
                                                                 -------------


Total Value of Investments (cost $74,680,569).........  99.4%      109,108,500
Other Assets, less Liabilities........................   0.6           691,742
                                                       -----     -------------
Net Assets............................................ 100.0%    $ 109,800,242
                                                       =====     =============

*Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999

ASSETS
      Investments in securities, at value
        (identified cost $74,680,569) (Note 1A).....             $109,108,500
      Cash..........................................                  542,483
      Dividends and interest receivable.............                  278,782
      Other assets..................................                    7,007
                                                                 ------------
         TOTAL ASSETS...............................              109,936,772


LIABILITIES
      Payable for capital shares redeemed...........$    2,733
      Accrued advisory and administrative fees......    91,497
      Other accrued expenses........................    42,300
                                                    ----------
         TOTAL LIABILITIES..........................                  136,530
                                                                 ------------

NET ASSETS..........................................             $109,800,242
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 65,645,290
      Undistributed net investment income ..........                  187,861
      Accumulated net realized gain on investments..                9,539,160
      Net unrealized appreciation in value of
        investments.................................               34,427,931
                                                                 ------------
         TOTAL......................................             $109,800,242
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($109,800,242 / 12,518,399 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 8.77
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME
  Income:
      Dividends.............................    $1,114,113
      Interest..............................     1,423,446
                                                ----------
            TOTAL INCOME....................                  $ 2,537,559

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       851,663
      Distribution plan expenses ...........       304,990
      Administrative fee ...................       283,888
      Professional fees.....................        60,593
      Director fees and expenses............        57,775
      Fund accounting expense...............        49,364
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        46,482
      Custodian fees........................        44,429
      Other expenses........................        56,357
                                                ----------

        TOTAL EXPENSES......................     1,755,541
        Less: Custodian fees paid indirectly        10,625
                                                ----------
               NET EXPENSES ................                    1,744,916
                                                               ----------
        INVESTMENT INCOME-NET...............                      792,643

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     9,539,160
      Net unrealized depreciation of
        investments.........................   ( 3,431,350)
                                                ----------
        Net gain on investments.............                    6,107,810
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 6,900,453
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1999 AND 1998

                                                        1999          1998
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $     792,643  $   1,558,653
  Net realized gain on investments................     9,539,160     22,650,046
  Net unrealized depreciation of investments......    (3,431,350)   (10,595,653)
                                                   -------------  -------------
     Net increase in net assets resulting from
       operations...............................       6,900,453     13,613,046


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   ( 1,091,524)    (1,312,355)
  Net realized gain on investments................   (22,650,046)    (9,189,061)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting from
    capital share transactions (Note 2)...........     8,566,736      1,468,841
                                                   -------------  -------------
     Net increase(decrease)in net assets..........    (8,274,381)     4,580,471

NET ASSETS
  Beginning of year...............................   118,074,623    113,494,152
                                                   -------------  -------------
  End of year (including undistributed net
    investment income of $187,861 and $486,742,
    respectively.................................. $ 109,800,242  $ 118,074,623
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 1999. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1999 there were 12,518,399 shares outstanding. Transactions in capital stock were as follows:


                               1999                       1998
                      ------------------------    ----------------------
                        Shares       Amount        Shares      Amount
                      ----------   -----------    ---------   ----------

Capital stock sold....     39,030  $    337,749       21,758  $    218,602
Capital stock issued
in reinvestment of
distributions ........  2,289,896    19,785,412      924,496     8,753,732
Capital stock
redeemed.............. (1,309,259)  (11,556,425)    (739,553)   (7,503,493)
                      -----------  ------------  -----------  ------------
   Net increase.......  1,019,667  $  8,566,736      206,701  $  1,468,841
                      ===========  ============  ===========  ============

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1999, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $78,197,315 and $77,895,815 respectively. There were no purchases or sales of long-term United States Government obligations during the year.

    At November 30, 1999, the cost of investments for Federal income tax purposes was $74,680,569. Accumulated net unrealized appreciation on investments was $34,427,931 consisting of $34,967,516 gross unrealized appreciation and $539,585 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 1999, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $37,300. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year.

    The Fund's Custodian has provided credits in the amount of $10,625 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                            PHILADELPHIA FUND, INC.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.785 a share, consisting of $.77 from realized gains and $.015 from ordinary income was declared on December 6, 1999. The distribution is payable on December 31, 1999 to the shareholders of record on December 28, 1999.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                          Year  Ended  November  30, 1999
--------------                      ---------------------------------------
                                      1999     1998     1997     1996     1995
                                     ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$10.27   $10.05   $ 8.00   $ 7.81   $ 6.29
                                     ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.06     0.13     0.09     0.13     0.14
Net Realized & Unrealized
  Gains (Loss) on Investments........  0.51     1.02     2.10     0.99     1.51
                                     ------   ------   ------   ------   ------

Total From Investment Operations.....  0.57     1.15     2.19     1.12     1.65
                                     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.09     0.11     0.11     0.14     0.10
Net Realized Gains...................  1.98     0.82     0.03     0.79     0.03
                                     ------   ------   ------   ------   ------
Total Distributions..................  2.07     0.93     0.14     0.93     0.13
                                     ------   ------   ------   ------   ------
Net Asset Value, End of Year.........$ 8.77   $10.27   $10.05   $ 8.00   $ 7.81
                                     ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  5.96    12.31    27.62    16.04    26.58
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$109,800 $118,075 $113,494 $97,300  $92,104


Ratio to Average Net Assets:
  Expenses (%).......................  1.55     1.53     1.53     1.56     1.62
  Net Investment Income (%)..........  0.71     1.32     1.02     1.69     1.86


Portfolio Turnover Rate (%)..........    81       37       17       14       59



                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 1999 and financial highlights for each of the three years in the period ended November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 1999, and the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 1999 and financial highlights for each of the three years in the period ended November 30, 1999,in conformity with generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 20, 1999 (Except for Note 6
as to which the date is December 28, 1999)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 1999

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.